Exhibit 99.1

Old National's 3rd Quarter Results Supported by Strong
Deposit Franchise, Ample Capital, and Expense Discipline
Evansville, Ind. (October 24, 2023)

Old National Bancorp (NASDAQ: ONB) reports 3Q23 net income applicable to common shares of $143.8 million, diluted EPS of $0.49; $149.3 million and $0.51 on an adjusted[1] basis, respectively.
CEO COMMENTARY:

"With a nearly 3% quarterly increase in total deposits, Old National once again demonstrated the strength and stability of our deposit franchise," said CEO Jim Ryan. "Additionally, our strong capital and liquidity position, disciplined expense management, and excellent credit metrics continue to position Old National to pursue our growth strategy while focusing intently on serving our clients and strengthening the communities we serve."

THIRD QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $143.8 million; adjusted net income applicable to common shares[1] of $149.3 million
•Earnings per diluted common share ("EPS") of $0.49; adjusted EPS[1] of $0.51

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $380.9 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.49%, down 11 basis points ("bps")

Operating Performance	•Pre-provision net revenue[1] (“PPNR”) of $217.1 million; adjusted PPNR[1] of $223.6 million
•Noninterest expense of $244.8 million; adjusted noninterest expense[1] of $238.5 million
•Efficiency ratio[1] of 51.7%; adjusted efficiency ratio[1] of 49.7%

Deposits and Funding	•Period-end total deposits of $37.3 billion, up 2.8%; core deposits up 3.1%
•Granular low-cost deposit franchise; total deposit costs of 161 bps and a cycle to date (2Q22-3Q23) total deposit beta of 30% (interest-bearing deposit beta of 42%)

Loans and Credit Quality	•End-of-period total loans[3] of $32.7 billion, up 0.5%; up 1.7% excluding commercial loan sales
•Provision for credit losses[4] ("provision") of $19.1 million
•Net charge-offs of $19.7 million, or 24 bps of average loans; includes $12 million, or 15 bps, related to an isolated commercial & industrial ("C&I") credit that is not indicative of broader credit concerns in the portfolio

•30+ day delinquencies of 0.18% and non-performing loans of 0.80% of total loans

Return Profile & Capital	•Return on average tangible common equity[1] of 20.2%; adjusted return on average tangible common equity[1] of 20.9%

Notable Items	•$6.3 million of merger-related charges
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale
4 Includes the provision for unfunded commitments 5 Uninsured and uncollateralized deposits include the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for $1.5 billion of affiliate deposits and $4.5 billion of collateralized or otherwise insured deposits

RESULTS OF OPERATIONS
Old National reported third quarter 2023 net income applicable to common shares of $143.8 million, or $0.49 per diluted common share.
Included in the third quarter were pre-tax charges of $6.3 million related to the February 15, 2022 merger with First Midwest Bancorp, Inc. ("First Midwest"). Excluding these transactions and realized debt securities losses from the current quarter, adjusted net income was $149.3 million, or $0.51 per diluted common share.
DEPOSITS AND FUNDING
Growth in low-cost deposits including normal seasonal patterns in public funds.
•Period-end total deposits were $37.3 billion at September 30, 2023, up $1.0 billion, or 2.8%; core deposits increased 3.1%
◦Reflect continuing effective competition for new client relationships.
◦Include normal seasonal patterns in public funds; increased $320 million.
•On average, total deposits for the third quarter were $36.7 billion, an increase of 4.4%.
•Granular low-cost deposit franchise; total deposit costs of 161 bps and a cycle to date total deposit beta of 30% (interest-bearing deposit beta of 42%).
•Deposits that were either insured or collateralized5 at September 30, 2023 were more than 70% of total deposits.
•A loan to deposit ratio of 88% at September 30, 2023, combined with existing funding sources provides strong liquidity.

LOANS
Broad-based disciplined commercial loan growth.
•Period-end total loans3 were $32.7 billion at September 30, 2023, up 0.5% from June 30, 2023 and up 1.7% excluding commercial loan sales of $389 million.
•Total commercial loan production in the third quarter was $1.5 billion; period-end commercial pipeline totaled $2.0 billion, down from $3.1 billion at June 30, 2023.
•Average total loans in the third quarter were $32.7 billion, an increase of $394.6 million from the second quarter of 2023.

CREDIT QUALITY
Strong credit quality continues to be a hallmark of Old National.
•Provision4 expense in the third quarter of 2023 was $19.1 million, compared to $14.8 million in the second quarter of 2023, reflecting net charge-offs, loan growth, as well as economic factors.
•Net charge-offs in the third quarter were $19.7 million, or 24 bps of average loans compared to net charge-offs of 13 bps of average loans in the second quarter of 2023; includes $12.2 million, or 15 bps, related to a single C&I credit that is not representative of broader credit concerns.
•30+ day delinquencies as a percentage of loans were 0.18% at the end of the third quarter of 2023, compared to 0.12% at the end of the second quarter of 2023.
•Non-performing loans as a percentage of total loans were 0.80% compared to 0.91% for the second quarter of 2023.
•Loans acquired from previous acquisitions were recorded at fair value at the acquisition date. As of September 30, 2023, the remaining discount on these acquired loans was $83.0 million.
•The allowance for credit losses, including the allowance for credit losses on unfunded commitments, stood at $336.9 million, or 1.03% of total loans at September 30, 2023, compared to $337.6 million, or 1.04% of total loans at June 30, 2023.

NET INTEREST INCOME AND MARGIN
Lower net interest income and margin compression reflective of the rate environment.
•Net interest income on a fully taxable equivalent basis decreased to $380.9 million in the third quarter of 2023 compared to $388.0 million in the second quarter of 2023, driven by higher funding costs, partly offset by loan growth and higher rates on interest-earning assets.
•Net interest margin on a fully taxable equivalent basis decreased 11 bps to 3.49% compared to the second quarter of 2023.

•Accretion income on loans and borrowings was $7.5 million, or 7 bps of net interest margin, in the third quarter of 2023 compared to $6.6 million, or 6 bps of net interest margin, in the second quarter of 2023.
•Cost of total deposits was 1.61%, increasing 46 bps and the cost of total interest-bearing deposits increased 56 bps to 2.22% in the third quarter of 2023.

NONINTEREST INCOME
Increases in all fee income categories offset by lower company-owned life insurance and other income.
•Total noninterest income for the third quarter of 2023 was $81.0 million.
•Excluding realized debt securities gains/losses for both periods, adjusted noninterest income for the third quarter was down 1.0% compared to the second quarter of 2023, due to lower company-owned life insurance and other income partially offset by increases in all fee income categories.

NONINTEREST EXPENSE
Disciplined expense management.
•Noninterest expense for the third quarter of 2023 was $244.8 million and included $6.3 million of merger-related charges.
•Excluding these items, adjusted noninterest expense for the third quarter was $238.5 million, compared to $240.6 million for the second quarter of 2023; decrease was driven by higher salary and employee benefits for the second quarter of 2023 resulting from performance-driven incentive accruals; other expense higher due primarily to a single operational loss.
•The efficiency ratio1 was 51.7%, while the adjusted efficiency ratio1 was 49.7% for the third quarter of 2023 compared to 51.2% and 49.4%, respectively, for the second quarter of 2023.

INCOME TAXES
•Income tax expense in the third quarter of 2023 was $44.3 million, resulting in an effective tax rate of 23.1% compared to 23.4% in the second quarter of 2023. On an adjusted fully taxable equivalent ("FTE") basis, the effective tax rate was 25.3% in the third quarter compared to 25.2% in the second quarter.
•Income tax expense included $3.0 million of tax credit benefit.

CAPITAL
Capital ratios remain strong.
•All regulatory capital ratios grew in the quarter with preliminary total risk-based capital up 18 bps to 12.32% and preliminary regulatory Tier 1 capital up 27 bps to 11.06%, driven by retained earnings.
•Tangible common equity to tangible assets was 6.15% at the end of the third quarter compared to 6.33% in the second quarter of 2023.
CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Tuesday, October 24, 2023, to review third quarter financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (888) 300-3045 or International (646) 568-1027, Access code 5258325. A replay of the call will also be available from approximately noon Central Time on October 24, 2023 through November 8, 2023. To access the replay, dial U.S. (800) 770-2030 or International (647) 362-9199, Access code 5258325.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank, which is the sixth largest commercial bank headquartered in the Midwest. With approximately $49 billion of assets and $28 billion of assets under management, Old National ranks among the top 30 banking companies headquartered in the U.S. Tracing our roots to 1834, Old National Bank has focused on community banking by building long-term, highly valued partnerships with clients and in the communities it serves. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investment, and capital market services. For more information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity, all adjusted for certain notable items. These items include merger-related charges associated with completed acquisitions, gains/losses on sales of debt securities, expenses related to the tragic April 10 event at our downtown Louisville location ("Louisville expenses"), property optimization charges, gain on sale of health savings accounts and the current expected credit loss ("CECL") Day 1 non-PCD provision expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges and the CECL Day 1 non-PCD provision expense from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes pre-provision net revenues, adjusted may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes merger-related charges and property optimization charges, Louisville expenses, as well as adjusted noninterest income, which excludes the gain on sale of health savings accounts and gains/losses on sales of debt securities. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

FORWARD-LOOKING STATEMENTS
This communication contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "should," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: competition; government legislation, regulations and policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; uncertainty about the discontinued use of LIBOR and the transition to an alternative rate; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses and the success of revenue-generating and cost reduction initiatives; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this communication; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this communication and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this communication.

CONTACTS:
Media: Kathy Schoettlin	Investors: Lynell Durchholz
(812) 465-7269	(812) 464-1366
Kathy.Schoettlin@oldnational.com	Lynell.Durchholz@oldnational.com

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended						Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,		September 30,	September 30,
	2023	2023	2023	2022	2022		2023	2022
Income Statement
Net interest income	$375,086	$382,171	$381,488	$391,090	$376,589		$1,138,745	$936,846
FTE adjustment[1,4]	5,837	5,825	5,666	5,378	4,950		17,328	13,036
Net interest income - tax equivalent basis[4]	380,923	387,996	387,154	396,468	381,539		1,156,073	949,882
Provision for credit losses[2]	19,068	14,787	13,437	11,408	15,490		47,292	133,391
Noninterest income	80,938	81,629	70,681	165,037	80,385		233,248	234,742
Noninterest expense[2]	244,776	246,584	250,711	282,675	262,444		742,071	755,508
Net income available to common shareholders	$143,842	$151,003	$142,566	$196,701	$136,119		$437,411	$217,468
Per Common Share Data
Weighted average diluted shares	291,717	291,266	292,756	293,131	292,483		291,809	271,123
EPS, diluted	$0.49	$0.52	$0.49	$0.67	$0.47		$1.50	$0.80
Cash dividends	0.14	0.14	0.14	0.14	0.14		0.42	0.42
Dividend payout ratio[3]	29%	27%	29%	21%	30%		28%	53%
Book value	$17.07	$17.25	$17.24	$16.68	$16.05		$17.07	$16.05
Stock price	14.54	13.94	14.42	17.98	16.47		14.54	16.47
Tangible book value[4]	9.87	10.03	9.98	9.42	8.75		9.87	8.75
Performance Ratios
ROAA	1.22%	1.29%	1.25%	1.74%	1.22%		1.25%	0.72%
ROAE	11.4%	12.0%	11.6%	16.8%	11.1%		11.7%	6.3%
ROATCE[4]	20.2%	21.4%	21.0%	31.5%	20.5%		20.8%	11.5%
NIM (FTE)	3.49%	3.60%	3.69%	3.85%	3.71%		3.59%	3.34%
Efficiency ratio[4]	51.7%	51.2%	52.8%	49.1%	55.3%		51.9%	62.2%
Efficiency ratio (prior presentation)[5]	N/A	N/A	N/A	N/A	56.2%	56.20%	N/A	63.5%
NCOs to average loans	0.24%	0.13%	0.21%	0.05%	0.10%		0.19%	0.06%
ACL on loans to EOP loans	0.93%	0.93%	0.94%	0.98%	0.99%		0.93%	0.99%
ACL[6] to EOP loans	1.03%	1.04%	1.05%	1.08%	1.08%		1.03%	1.08%
NPLs to EOP loans	0.80%	0.91%	0.74%	0.81%	0.81%		0.80%	0.81%
Balance Sheet (EOP)
Total loans	$32,577,834	$32,432,473	$31,822,374	$31,123,641	$30,528,933		$32,577,834	$30,528,933
Total assets	49,059,448	48,496,755	47,842,644	46,763,372	46,215,526		49,059,448	46,215,526
Total deposits	37,252,676	36,231,315	34,917,792	35,000,830	36,053,663		37,252,676	36,053,663
Total borrowed funds	5,556,010	6,034,008	6,740,454	5,586,314	4,264,750		5,556,010	4,264,750
Total shareholders' equity	5,239,537	5,292,095	5,277,426	5,128,595	4,943,383		5,239,537	4,943,383
Capital Ratios
Risk-based capital ratios (EOP):
Tier 1 common equity	10.41%	10.14%	9.98%	10.03%	9.88%		10.41%	9.88%
Tier 1 capital	11.06%	10.79%	10.64%	10.71%	10.58%		11.06%	10.58%
Total capital	12.32%	12.14%	11.96%	12.02%	11.84%		12.32%	11.84%
Leverage ratio (average assets)	8.70%	8.59%	8.53%	8.52%	8.26%		8.70%	8.26%
Equity to assets (averages)[4]	10.88%	10.96%	11.00%	10.70%	11.18%		10.95%	11.43%
TCE to TA4	6.15%	6.33%	6.37%	6.18%	5.82%		6.15%	5.82%
Nonfinancial Data
Full-time equivalent employees	3,981	4,021	4,023	3,967	4,008		3,981	4,008
Banking centers	257	256	256	263	263		257	263
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Provision for unfunded commitments is included in the provision for credit losses. The reclassification of the provision for unfunded commitments out of other expense as a component of noninterest expense was made to amounts prior to December 31, 2022 to conform to the current period presentation.

[3] Cash dividends per common share divided by net income per common share (basic).
[4] Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures. September 30, 2023 capital ratios are preliminary.
[5] Presented as calculated prior to December 31, 2022, which included the provision for unfunded commitments in noninterest expense. Management believes that removing the provision for unfunded commitments from this metric enhances comparability for peer comparison purposes.

[6] Includes the allowance for credit losses on loans and unfunded commitments.

FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity
 NCOs - Net Charge-offs ALL - Allowance for loan losses ACL - Allowance for Credit Losses
EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2023	2023	2023	2022	2022	2023	2022
Interest income	$576,519	$544,902	$495,649	$457,821	$406,518	$1,617,070	$996,381
Less: interest expense	201,433	162,731	114,161	66,731	29,929	478,325	59,535
Net interest income	375,086	382,171	381,488	391,090	376,589	1,138,745	936,846
Provision for credit losses[1]	19,068	14,787	13,437	11,408	15,490	47,292	133,391
Net interest income after provision for credit losses	356,018	367,384	368,051	379,682	361,099	1,091,453	803,455
Wealth and investment services fees	26,687	26,521	26,920	25,668	25,359	80,128	75,183
Service charges on deposit accounts	18,524	17,751	17,003	18,109	20,042	53,278	54,392
Debit card and ATM fees	10,818	10,653	9,982	10,798	10,608	31,453	29,429
Mortgage banking revenue	5,063	4,165	3,400	3,888	5,360	12,628	19,127
Capital markets income	5,891	6,173	6,939	5,377	8,906	19,003	20,609
Company-owned life insurance	3,740	4,698	3,186	3,108	3,361	11,624	11,456
Gain on sale of health savings accounts	—	—	—	90,673	—	—	—
Other income	10,456	11,651	8,467	7,589	6,921	30,574	24,461
Gains (losses) on sales of debt securities	(241)	17	(5,216)	(173)	(172)	(5,440)	85
Total noninterest income	80,938	81,629	70,681	165,037	80,385	233,248	234,742
Salaries and employee benefits	131,541	135,810	137,364	142,459	147,203	404,715	433,167
Occupancy	25,795	26,085	28,282	26,488	26,418	80,162	73,933
Equipment	8,284	7,721	7,389	7,591	7,328	23,394	20,046
Marketing	9,448	9,833	9,417	8,508	10,361	28,698	23,756
Technology	20,592	20,056	19,202	19,951	20,269	59,850	64,914
Communication	4,075	4,232	4,461	4,159	5,392	12,768	14,687
Professional fees	5,956	6,397	6,732	6,360	6,559	19,085	32,686
FDIC assessment	9,000	9,624	10,404	5,809	6,249	29,028	13,523
Amortization of intangibles	6,040	6,060	6,186	6,787	7,089	18,286	19,070
Amortization of tax credit investments	2,644	2,762	2,761	5,258	2,662	8,167	5,703
Property optimization	—	242	1,317	26,818	—	1,559	—
Other expense[1]	21,401	17,762	17,196	22,487	22,914	56,359	54,023
Total noninterest expense	244,776	246,584	250,711	282,675	262,444	742,071	755,508
Income before income taxes	192,180	202,429	188,021	262,044	179,040	582,630	282,689
Income tax expense	44,304	47,393	41,421	61,309	38,887	133,118	55,137
Net income	$147,876	$155,036	$146,600	$200,735	$140,153	$449,512	$227,552
Preferred dividends	(4,034)	(4,033)	(4,034)	(4,034)	(4,034)	(12,101)	(10,084)
Net income applicable to common shares	$143,842	$151,003	$142,566	$196,701	$136,119	$437,411	$217,468

EPS, diluted	$0.49	$0.52	$0.49	$0.67	$0.47	$1.50	$0.80
Weighted Average Common Shares Outstanding
Basic	290,648	290,559	291,088	291,012	290,961	290,763	269,843
Diluted	291,717	291,266	292,756	293,131	292,483	291,809	271,123
Common shares outstanding (EOP)	292,586	292,597	291,922	292,903	292,880	292,586	292,880

[1] Provision for unfunded commitments is included in the provision for credit losses. The reclassification of the provision for unfunded commitments out of other expense as a component of noninterest expense was made to amounts prior to December 31, 2022 to conform to the current period presentation.

End of Period Balance Sheet (unaudited)
($ in thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Assets
Cash and due from banks	$381,343	$473,023	$386,879	$453,432	$466,846
Money market and other interest-earnings investments	1,282,087	724,863	727,056	274,980	334,765
Investments:
Treasury and government-sponsored agencies	2,515,249	2,309,285	2,236,412	2,195,175	2,186,551
Mortgage-backed securities	4,906,290	5,168,458	5,395,680	5,476,719	5,584,241
States and political subdivisions	1,705,200	1,760,725	1,785,073	1,827,164	1,829,561
Other securities	751,404	802,323	826,575	730,476	693,303
Total investments	9,878,143	10,040,791	10,243,740	10,229,534	10,293,656
Loans held-for-sale, at fair value	122,033	114,369	10,584	11,926	19,748
Loans:
Commercial	9,333,448	9,698,241	9,751,875	9,508,904	9,311,148
Commercial and agriculture real estate	13,916,221	13,450,209	12,908,380	12,457,070	12,227,888
Residential real estate	6,696,288	6,684,480	6,568,666	6,460,441	6,267,306
Consumer	2,631,877	2,599,543	2,593,453	2,697,226	2,722,591
Total loans	32,577,834	32,432,473	31,822,374	31,123,641	30,528,933
Allowance for credit losses on loans	(303,982)	(300,555)	(298,711)	(303,671)	(302,254)
Premises and equipment, net	565,607	564,299	566,758	557,307	588,021
Operating lease right-of-use assets	179,284	184,700	183,687	189,714	187,626
Goodwill and other intangible assets	2,106,835	2,112,875	2,118,935	2,125,121	2,135,792
Company-owned life insurance	774,517	771,753	770,471	768,552	767,089
Other assets	1,495,747	1,378,164	1,310,871	1,332,836	1,195,304
Total assets	$49,059,448	$48,496,755	$47,842,644	$46,763,372	$46,215,526

Liabilities and Equity
Noninterest-bearing demand deposits	$10,091,352	$10,532,838	$10,995,083	$11,930,798	$12,400,077
Interest-bearing:
Checking and NOW accounts	7,495,417	7,654,202	7,903,520	8,340,955	8,963,014
Savings accounts	5,296,985	5,578,323	6,030,255	6,326,158	6,616,512
Money market accounts	8,793,218	7,200,288	5,867,239	5,389,139	5,602,729
Other time deposits	4,398,182	4,012,813	3,361,979	2,775,991	2,393,083
Total core deposits	36,075,154	34,978,464	34,158,076	34,763,041	35,975,415
Brokered deposits	1,177,522	1,252,851	759,716	237,789	78,248
Total deposits	37,252,676	36,231,315	34,917,792	35,000,830	36,053,663

Federal funds purchased and interbank borrowings	918	136,060	618,955	581,489	301,031
Securities sold under agreements to repurchase	279,061	311,447	393,018	432,804	438,053
Federal Home Loan Bank advances	4,412,576	4,771,183	4,981,612	3,829,018	2,804,617
Other borrowings	863,455	815,318	746,869	743,003	721,049
Total borrowed funds	5,556,010	6,034,008	6,740,454	5,586,314	4,264,750
Operating lease liabilities	199,937	206,178	205,249	211,964	207,725
Accrued expenses and other liabilities	811,288	733,159	701,723	835,669	746,005
Total liabilities	43,819,911	43,204,660	42,565,218	41,634,777	41,272,143
Preferred stock, common stock, surplus, and retained earnings	6,208,352	6,100,728	5,985,784	5,915,017	5,751,833
Accumulated other comprehensive income (loss), net of tax	(968,815)	(808,633)	(708,358)	(786,422)	(808,450)
Total shareholders' equity	5,239,537	5,292,095	5,277,426	5,128,595	4,943,383
Total liabilities and shareholders' equity	$49,059,448	$48,496,755	$47,842,644	$46,763,372	$46,215,526

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2023			June 30, 2023			September 30, 2022
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$980,813	$13,194	5.34%	$724,601	$8,966	4.96%	$514,362	$935	0.72%
Investments:
Treasury and government-sponsored agencies	2,376,864	23,037	3.88%	2,222,269	19,355	3.48%	2,326,070	13,212	2.27%
Mortgage-backed securities	5,079,091	33,237	2.62%	5,301,084	34,291	2.59%	5,891,283	36,157	2.45%
States and political subdivisions	1,737,037	14,220	3.27%	1,768,897	14,396	3.26%	1,829,322	14,631	3.20%
Other securities	793,196	10,127	5.11%	824,482	9,995	4.85%	718,735	6,781	3.77%
Total investments	9,986,188	80,621	3.23%	10,116,732	78,037	3.09%	10,765,410	70,781	2.63%
Loans:[2]
Commercial	9,612,102	163,869	6.82%	9,862,728	163,721	6.64%	9,045,009	113,491	5.02%
Commercial and agriculture real estate	13,711,156	219,575	6.41%	13,164,390	199,287	6.06%	11,929,892	136,780	4.59%
Residential real estate loans	6,712,269	62,775	3.74%	6,643,254	60,718	3.66%	6,189,503	56,432	3.65%
Consumer	2,614,928	42,322	6.42%	2,585,493	39,998	6.21%	2,735,850	33,049	4.79%
Total loans	32,650,455	488,541	5.98%	32,255,865	463,724	5.75%	29,900,254	339,752	4.54%

Total earning assets	$43,617,456	$582,356	5.34%	$43,097,198	$550,727	5.11%	$41,180,026	$411,468	3.99%

Less: Allowance for credit losses on loans	(300,071)			(301,311)			(290,215)

Non-earning Assets:
Cash and due from banks	$382,755			$418,972			$503,841
Other assets	4,960,383			4,884,694			4,522,171

Total assets	$48,660,523			$48,099,553			$45,915,823

Interest-Bearing Liabilities:
Checking and NOW accounts	$7,515,439	$25,531	1.35%	$7,881,863	$24,358	1.24%	$8,681,392	$5,751	0.26%
Savings accounts	5,414,775	4,268	0.31%	5,785,603	3,247	0.23%	6,733,465	547	0.03%
Money market accounts	7,979,999	65,549	3.26%	6,084,963	35,358	2.33%	5,344,567	2,072	0.15%
Other time deposits	4,229,692	37,110	3.48%	3,680,029	26,633	2.90%	2,463,573	2,168	0.35%
Total interest-bearing core deposits	25,139,905	132,458	2.09%	23,432,458	89,596	1.53%	23,222,997	10,538	0.18%
Brokered deposits	1,183,228	14,970	5.02%	948,397	11,378	4.81%	44,579	282	2.51%
Total interest-bearing deposits	26,323,133	147,428	2.22%	24,380,855	100,974	1.66%	23,267,576	10,820	0.18%

Federal funds purchased and interbank borrowings	62,921	910	5.74%	441,145	5,655	5.14%	122,311	720	2.34%
Securities sold under agreements to repurchase	302,305	710	0.93%	340,178	900	1.06%	436,225	106	0.10%
Federal Home Loan Bank advances	4,537,250	40,382	3.53%	5,283,728	45,088	3.42%	3,025,844	13,027	1.71%
Other borrowings	841,307	12,003	5.66%	796,536	10,114	5.09%	676,874	5,256	3.08%
Total borrowed funds	5,743,783	54,005	3.73%	6,861,587	61,757	3.61%	4,261,254	19,109	1.78%

Total interest-bearing liabilities	$32,066,916	$201,433	2.49%	$31,242,442	$162,731	2.09%	$27,528,830	$29,929	0.43%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$10,338,267			$10,741,646			$12,575,011
Other liabilities	961,268			841,663			677,829
Shareholders' equity	5,294,072			5,273,802			5,134,153

Total liabilities and shareholders' equity	$48,660,523			$48,099,553			$45,915,823

Net interest rate spread			2.85%			3.02%			3.56%

Net interest margin (GAAP)			3.44%			3.55%			3.66%

Net interest margin (FTE)[3]			3.49%			3.60%			3.71%

FTE adjustment		$5,837			$5,825			$4,950

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

		Nine Months Ended			Nine Months Ended
		September 30, 2023			September 30, 2022
		Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:		Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments		$736,225	$25,258	4.59%	$976,579	$3,073	0.42%
Investments:
Treasury and government-sponsored agencies		2,266,177	58,923	3.47%	2,336,897	33,249	1.90%
Mortgage-backed securities		5,268,509	102,618	2.60%	5,593,341	94,067	2.24%
States and political subdivisions		1,771,155	43,306	3.26%	1,801,053	42,839	3.17%
Other securities		785,474	28,726	4.88%	682,937	16,392	3.20%
Total investments		$10,091,315	$233,573	3.09%	$10,414,228	$186,547	2.39%
Loans:[2]
Commercial		9,644,541	475,210	6.57%	7,888,730	264,517	4.47%
Commercial and agriculture real estate		13,180,509	598,337	6.05%	10,753,988	327,733	4.06%
Residential real estate loans		6,626,551	181,592	3.65%	5,369,844	142,105	3.53%
Consumer		2,612,519	120,428	6.16%	2,521,121	85,442	4.53%
Total loans		32,064,120	1,375,567	5.72%	26,533,683	819,797	4.12%

Total earning assets		$42,891,660	$1,634,398	5.08%	$37,924,490	$1,009,417	3.55%

Less: Allowance for credit losses on loans		(301,909)			(247,558)

Non-earning Assets:
Cash and due from banks		$412,998			$350,848
Other assets		4,917,592			4,249,986

Total assets		$47,920,341			$42,277,766

Interest-Bearing Liabilities:
Checking and NOW accounts		$7,793,561	$69,248	1.19%	$7,977,524	$8,133	0.14%
Savings accounts		5,791,780	9,745	0.22%	6,295,628	1,809	0.04%
Money market accounts		6,577,317	120,917	2.46%	4,819,252	3,791	0.11%
Other time deposits		3,660,156	79,032	2.89%	2,236,206	5,112	0.31%
Total interest-bearing core deposits		23,822,814	278,942	1.57%	21,328,610	18,845	0.12%
Brokered deposits		879,886	32,053	4.87%	17,505	356	2.72%
Total interest-bearing deposits		24,702,700	310,995	1.68%	21,346,115	19,201	0.12%

Federal funds purchased and interbank borrowings		306,480	11,404	4.97%	41,993	722	2.30%
Securities sold under agreements to repurchase		351,362	2,389	0.91%	450,966	287	0.09%
Federal Home Loan Bank advances		4,699,074	123,466	3.51%	2,891,347	25,915	1.20%
Other borrowings		806,575	30,071	4.98%	574,589	13,410	3.12%
Total borrowed funds		6,163,491	167,330	3.63%	3,958,895	40,334	1.36%

Total interest-bearing liabilities		30,866,191	478,325	2.07%	25,305,010	59,535	0.31%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits		$10,864,375			$11,540,293
Other liabilities		944,619			601,619
Shareholders' equity		5,245,156			4,830,844

Total liabilities and shareholders' equity		$47,920,341			$42,277,766

Net interest rate spread				3.01%			3.24%

Net interest margin (GAAP)	0.00%			3.54%			3.29%

Net interest margin (FTE)[3]				3.59%			3.34%

FTE adjustment			$17,328			$13,036

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2023	2023	2023	2022	2022	2023	2022
Allowance for credit losses:
Beginning allowance for credit losses on loans	$300,555	$298,711	$303,671	$302,254	$288,003	$303,671	$107,341
Allowance established for acquired PCD loans	—	—	—	—	10,558	—	89,089
Provision for credit losses on loans	23,115	11,936	11,469	5,389	11,288	46,520	117,951
Gross charge-offs	(22,750)	(14,331)	(18,180)	(7,081)	(11,440)	(55,261)	(20,200)
Gross recoveries	3,062	4,239	1,751	3,109	3,845	9,052	8,073
NCOs	(19,688)	(10,092)	(16,429)	(3,972)	(7,595)	(46,209)	(12,127)
Ending allowance for credit losses on loans	$303,982	$300,555	$298,711	$303,671	$302,254	$303,982	$302,254
Beginning allowance for credit losses on unfunded commitments	$37,007	$34,156	$32,188	$26,169	$21,966	$32,188	$10,879
Provision (release) for credit losses on unfunded commitments	(4,047)	2,851	1,968	6,019	4,203	772	15,290
Ending allowance for credit losses on unfunded commitments	$32,960	$37,007	$34,156	$32,188	$26,169	$32,960	$26,169
Allowance for credit losses	$336,942	$337,562	$332,867	$335,859	$328,423	$336,942	$328,423
Provision for credit losses on loans	$23,115	$11,936	$11,469	$5,389	$11,288	$46,520	$117,951
Provision (release) for credit losses on unfunded commitments[1]	(4,047)	2,851	1,968	6,019	4,203	772	15,290
Provision for credit losses[1]	$19,068	$14,787	$13,437	$11,408	$15,491	$47,292	$133,241
NCOs / average loans[2]	0.24%	0.13%	0.21%	0.05%	0.10%	0.19%	0.06%
Average loans[2]	$32,639,812	$32,251,242	$31,267,836	$30,732,473	$29,890,008	$32,057,989	$26,521,011
EOP loans[2]	32,577,834	32,432,473	31,822,374	31,123,641	30,528,933	32,577,834	30,528,933
ACL on loans / EOP loans[2]	0.93%	0.93%	0.94%	0.98%	0.99%	0.93%	0.99%
ACL / EOP loans[2]	1.03%	1.04%	1.05%	1.08%	1.08%	1.03%	1.08%
Underperforming Assets:
Loans 90 days and over (still accruing)	$1,192	$303	$1,231	$2,650	$767	$1,192	$767
NPLs:
Nonaccrual loans[3,4]	261,346	295,509	234,337	238,178	233,659	261,346	233,659
TDRs still accruing[4]	N/A	N/A	N/A	15,313	13,674	N/A	13,674
Total NPLs	261,346	295,509	234,337	253,491	247,333	261,346	247,333
Foreclosed assets	9,761	9,824	10,817	10,845	11,967	9,761	11,967
Total underperforming assets	$272,299	$305,636	$246,385	$266,986	$260,067	$272,299	$260,067
Classified and Criticized Assets:
Nonaccrual loans[3]	$261,346	$295,509	$234,337	$238,178	$233,659	$261,346	$233,659
Substandard loans (still accruing)	563,427	524,709	570,229	504,657	476,724	563,427	476,724
Loans 90 days and over (still accruing)	1,192	303	1,231	2,650	767	1,192	767
Total classified loans - "problem loans"	825,965	820,521	805,797	745,485	711,150	825,965	711,150
Other classified assets	48,998	40,942	26,441	24,735	24,773	48,998	24,773
Criticized loans - "special mention loans"	775,526	614,547	593,307	636,069	549,994	775,526	549,994
Total classified and criticized assets	$1,650,489	$1,476,010	$1,425,545	$1,406,289	$1,285,917	$1,650,489	$1,285,917
Loans 30-89 days past due	$56,772	$39,748	$42,071	$55,522	$65,632	$56,772	$65,632
NPLs / EOP loans[2]	0.80%	0.91%	0.74%	0.81%	0.81%	0.80%	0.81%
ACL to NPLs	129%	114%	142%	132%	133%	129%	133%
Under-performing assets/EOP loans[2]	0.84%	0.94%	0.77%	0.86%	0.85%	0.84%	0.85%
Under-performing assets/EOP assets	0.56%	0.63%	0.51%	0.57%	0.56%	0.56%	0.56%
30+ day delinquencies/EOP loans[2]	0.18%	0.12%	0.14%	0.19%	0.22%	0.18%	0.22%
[1] Excludes $0.2 million of expense to establish an allowance on held-to-maturity securities during the first quarter of 2022. Provision for unfunded commitments is included in the provision for credit losses. The reclassification of the provision for unfunded commitments out of other expense as a component of noninterest expense was made to amounts prior to December 31, 2022 to conform to the current period presentation.

[2] Excludes loans held-for-sale.
[3] Includes non-accruing TDRs totaling $24.0 million at December 31, 2022 and $23.8 million at September 30, 2022.
4 As a result of accounting guidance adopted in 2023, the TDR classification is no longer applicable subsequent to December 31, 2022.
PCD - Purchased credit deteriorated TDR - Troubled debt restructuring

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2023	2023	2023	2022	2022	2023	2022
Earnings Per Share:
Net income applicable to common shares	$143,842	$151,003	$142,566	$196,701	$136,119	$437,411	$217,468
Adjustments:
Merger-related charges[2]	6,257	2,372	14,558	20,314	22,743	23,187	111,627
Tax effect[1]	(1,042)	(277)	(3,172)	(5,160)	(8,529)	(4,491)	(31,120)
Merger-related charges, net	5,215	2,095	11,386	15,154	14,214	18,696	80,507
Debt Securities (gains) losses	241	(17)	5,216	173	172	5,440	(85)
Tax effect[1]	(40)	2	(1,137)	(44)	(65)	(1,175)	(33)
Debt securities (gains) losses, net	201	(15)	4,079	129	107	4,265	(118)
Louisville expenses	—	3,361	—	—	—	3,361	—
Tax effect[1]	—	(392)	—	—	—	(392)	—
Louisville expenses, net	—	2,969	—	—	—	2,969	—
Property optimization charges	—	242	1,317	26,818	—	1,559	—
Tax effect[1]	—	(28)	(287)	(6,812)	—	(315)	—
Property optimization charges, net	—	214	1,030	20,006	—	1,244	—
Gain on sale of health savings accounts	—	—	—	(90,673)	—	—	—
Tax effect[1]	—	—	—	23,031	—	—	—
Gain on sale of health savings accounts, net	—	—	—	(67,642)	—	—	—
Day 1 non-PCD	—	—	—	—	—	—	96,270
Tax effect[1]	—	—	—	—	—	—	(17,550)
Day 1 non-PCD, net	—	—	—	—	—	—	78,720
Total adjustments, net	5,416	5,263	16,495	(32,353)	14,321	27,174	159,109
Net income applicable to common shares, adjusted	$149,258	$156,266	$159,061	$164,348	$150,440	$464,585	$376,577
Weighted average diluted common shares outstanding	291,717	291,266	292,756	293,131	292,483	291,809	271,123
EPS, diluted	$0.49	$0.52	$0.49	$0.67	$0.47	$1.50	$0.80
Adjusted EPS, diluted	$0.51	$0.54	$0.54	$0.56	$0.51	$1.59	$1.39
NIM:
Net interest income	$375,086	$382,171	$381,488	$391,090	$376,589	$1,138,745	$936,846
Add: FTE adjustment[3]	5,837	5,825	5,666	5,378	4,950	17,328	13,036
Net interest income (FTE)	$380,923	$387,996	$387,154	$396,468	$381,539	$1,156,073	$949,882
Average earning assets	$43,617,456	$43,097,198	$41,941,913	$41,206,695	$41,180,026	$42,891,660	$37,924,490
NIM (GAAP)	3.44%	3.55%	3.64%	3.80%	3.66%	3.54%	3.29%
NIM (FTE)	3.49%	3.60%	3.69%	3.85%	3.71%	3.59%	3.34%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2023	2023	2023	2022	2022	2023	2022
PPNR:
Net interest income (FTE)[3]	$380,923	$387,996	$387,154	$396,468	$381,539	$1,156,073	$949,882
Add: Noninterest income	80,938	81,629	70,681	165,037	80,385	233,248	234,742
Total revenue (FTE)	461,861	469,625	457,835	561,505	461,924	1,389,321	1,184,624
Less: Noninterest expense	(244,776)	(246,584)	(250,711)	(282,675)	(262,444)	(742,071)	(755,508)
PPNR	$217,085	$223,041	$207,124	$278,830	$199,480	$647,250	$429,116
Adjustments:
Gain on sale of health savings accounts	$—	$—	$—	$(90,673)	$—	$—	$—
Debt securities (gains) losses	241	(17)	5,216	173	172	5,440	(85)
Noninterest income adjustments	241	(17)	5,216	(90,500)	172	5,440	(85)
Adjusted noninterest income	81,179	81,612	75,897	74,537	80,557	238,688	234,657
Adjusted revenue	$462,102	$469,608	$463,051	$471,005	$462,096	$1,394,761	$1,184,539
Adjustments:
Merger-related charges[4]	$6,257	$2,372	$14,558	$20,314	$22,743	$23,187	$100,614
Louisville expenses	—	3,361	—	—	—	3,361	—
Property optimization charges	—	242	1,317	26,818	—	1,559	—
Noninterest expense adjustments	6,257	5,975	15,875	47,132	22,743	28,107	100,614
Adjusted total noninterest expense	(238,519)	(240,609)	(234,836)	(235,543)	(239,701)	(713,964)	(654,894)
Adjusted PPNR	$223,583	$228,999	$228,215	$235,462	$222,395	$680,797	$529,645
Efficiency Ratio:
Noninterest expense	$244,776	$246,584	$250,711	$282,675	$262,444	$742,071	$755,508
Less: Amortization of intangibles	(6,040)	(6,060)	(6,186)	(6,787)	(7,089)	(18,286)	(19,070)
Noninterest expense, excl. amortization of intangibles	238,736	240,524	244,525	275,888	255,355	723,785	736,438
Less: Amortization of tax credit investments	(2,644)	(2,762)	(2,761)	(5,258)	(2,662)	(8,167)	(5,703)
Less: Noninterest expense adjustments	(6,257)	(5,975)	(15,875)	(47,132)	(22,743)	(28,107)	(100,614)
Adjusted noninterest expense	$229,835	$231,787	$225,889	$223,498	$229,950	$687,511	$630,121
Total revenue (FTE)[3]	$461,861	$469,625	$457,835	$561,505	$461,924	$1,389,321	$1,184,624
Less: Debt securities (gains) losses	241	(17)	5,216	173	172	5,440	(85)
Total revenue excl. debt securities (gains) losses	462,102	469,608	463,051	561,678	462,096	1,394,761	1,184,539
Less: Gain on sale of health savings accounts	—	—	—	(90,673)	—	—	—
Total adjusted revenue	$462,102	$469,608	$463,051	$471,005	$462,096	$1,394,761	$1,184,539
Efficiency Ratio	51.7%	51.2%	52.8%	49.1%	55.3%	51.9%	62.2%
Efficiency Ratio (prior presentation)[5]	N/A	N/A	N/A	N/A	56.2%	N/A	63.5%
Adjusted Efficiency Ratio	49.7%	49.4%	48.8%	47.5%	49.8%	49.3%	53.2%
Adjusted Efficiency Ratio (prior presentation)[5]	N/A	N/A	N/A	N/A	50.7%	N/A	53.6%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2023	2023	2023	2022	2022	2023	2022
ROAE and ROATCE:
Net income applicable to common shares	$143,842	$151,003	$142,566	$196,701	$136,119	$437,411	$217,468
Amortization of intangibles	6,040	6,060	6,186	6,787	7,089	18,286	19,070
Tax effect[1]	(1,510)	(1,515)	(1,547)	(1,697)	(1,772)	(4,572)	(4,768)
Amortization of intangibles, net	4,530	4,545	4,639	5,090	5,317	13,714	14,302
Net income applicable to common shares, excluding intangible amortization	148,372	155,548	147,205	201,791	141,436	451,125	231,770
Total adjustments, net (see pg.12)	5,416	5,263	16,495	(32,353)	14,321	27,174	159,109
Adjusted tangible net income applicable to common shares	$153,788	$160,811	$163,700	$169,438	$155,757	$478,299	$390,879
Average shareholders' equity	$5,294,072	$5,273,802	$5,166,188	$4,936,582	$5,134,153	$5,245,156	$4,830,844
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(202,013)
Average shareholders' common equity	$5,050,353	$5,030,083	$4,922,469	$4,692,863	$4,890,434	$5,001,437	$4,628,831
Average goodwill and other intangible assets	(2,109,944)	(2,115,894)	(2,122,157)	(2,132,480)	(2,129,858)	(2,115,953)	(1,941,270)
Average tangible shareholder's common equity	$2,940,409	$2,914,189	$2,800,312	$2,560,383	$2,760,576	$2,885,484	$2,687,561
ROAE	11.4%	12.0%	11.6%	16.8%	11.1%	11.7%	6.3%
ROAE, adjusted	11.8%	12.4%	12.9%	14.0%	12.3%	12.4%	10.8%
ROATCE	20.2%	21.4%	21.0%	31.5%	20.5%	20.8%	11.5%
ROATCE, adjusted	20.9%	22.1%	23.4%	26.5%	22.6%	22.1%	19.4%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Tangible Common Equity:
Shareholders' equity	$5,239,537	$5,292,095	$5,277,426	$5,128,595	$4,943,383
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$4,995,818	$5,048,376	$5,033,707	$4,884,876	$4,699,664
Less: Goodwill and other intangible assets	(2,106,835)	(2,112,875)	(2,118,935)	(2,125,121)	(2,135,792)
Tangible shareholders' common equity	$2,888,983	$2,935,501	$2,914,772	$2,759,755	$2,563,872

Total assets	$49,059,448	$48,496,755	$47,842,644	$46,763,372	$46,215,526
Less: Goodwill and other intangible assets	(2,106,835)	(2,112,875)	(2,118,935)	(2,125,121)	(2,135,792)
Tangible assets	$46,952,613	$46,383,880	$45,723,709	$44,638,251	$44,079,734

Risk-weighted assets[6]	$37,505,361	$37,414,177	$36,801,707	$35,950,900	$34,741,765

Tangible common equity to tangible assets	6.15%	6.33%	6.37%	6.18%	5.82%
Tangible common equity to risk-weighted assets[6]	7.70%	7.85%	7.92%	7.68%	7.38%
Tangible Common Equity:
Common shares outstanding	292,586	292,597	291,922	292,903	292,880
Tangible common book value	$9.87	$10.03	$9.98	$9.42	$8.75

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Includes $11.0 million of provision for unfunded commitments for the nine months ended September 30, 2022.
[3] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[4] Excludes $11.0 million of provision for unfunded commitments that is included in provision for credit losses for the nine months ended September 30, 2022.
[5] Presented as calculated prior to December 31, 2022, which included the provision for unfunded commitments in noninterest expense. Management believes that removing the provision for unfunded commitments from this metric enhances comparability for peer comparison purposes.
[6] September 30, 2023 figures are preliminary.